Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 20, 2020 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each Lender party hereto, BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer and each of the Loan Parties (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:

WHEREAS, the Company, the Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association, as an L/C Issuer, and the lenders parties thereto from time to time (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Fourth Amended and Restated Credit Agreement dated as of November 30, 2016 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a revolving credit facility, including a letter of credit subfacility and a swing line subfacility; and
WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which each has guaranteed the payment and performance of the obligations of the Company under the Credit Agreement and other Loan Documents; and
WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement, the Escrow Security Agreement, the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Credit Agreement; Exiting Lender. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)Schedule 2.01 (Commitments and Applicable Percentages) of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 2.01 attached hereto.
(b)Exiting Lender; Reallocation.
(i) Each of the Administrative Agent, the undersigned Lenders and the Loan Parties hereby (x) acknowledge and agree that (A) American Honda Finance Corporation (“AHFC”)  shall be repaid on the Effective Date the outstanding amount of principal on the Loans and accrued and unpaid interest and fees owed to it under the Credit Agreement and the other Loan Documents (the “AFHC Payment”) and (B) the Commitment of AHFC shall automatically terminate on the Effective Date without further action; and (y) waive any requirement under the Loan Documents (including, without limitation, Sections 2.05, 2.06 and 2.13 of the Credit Agreement) that such AHFC Payment be made to the Lenders on a pro rata basis or any prior notice thereof.
(ii) Simultaneously with the Effective Date, the parties hereby agree that the Commitment of each of the Lenders shall be as set forth in Schedule 2.01 attached hereto, and the outstanding amount of the Loans (the “Outstanding Loans”) (without giving effect to any Borrowings of Loans under the Credit Agreement on the Effective Date, but after giving effect to this Agreement) shall be reallocated in accordance with such Commitments. On the Effective Date, the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans and outstanding Commitments, and with any exiting Lender, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all such reallocations in Commitments, such that after giving effect to such settlements the Commitment of each Lender as of the Effective Date shall be as set forth on Schedule 2.01 attached hereto
2.Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the Effective Date at the time when each of the following conditions has been satisfied:
(a)the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Company, Bank of America, as Administrative Agent, L/C Issuer and Swing Line Lender, each Guarantor and each Lender (other than AHFC);
(b)an exiting lender letter executed by AHFC, pursuant to which AHFC waives any requirement in the Credit Agreement to provide prior notice of the AHFC Payment and any right to consent to this Agreement in form and substance acceptable to the Administrative Agent;
(c)upon the reasonable request of any Lender made at least ten (10) days prior to the date hereof, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) Business Days prior to the date hereof and (ii) at least ten (10) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party; and
(d)all fees and expenses payable to the Administrative Agent, the Arranger and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.Consent of the Loan Parties. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each

Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.
4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, both before and after giving effect to this Agreement and the other Amendment Documents, in each case except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;
(c)This Agreement and each other Amendment Document has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)Both before and after giving effect to this Agreement and the other Amendment Documents, no Default or Event of Default has occurred and is continuing.
5.Entire Agreement. This Agreement, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
8.Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
9.Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time.
11.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
12.Loan Document. This Agreement shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement, for all purposes.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:
SONIC AUTOMOTIVE, INC.
By: /s/ Heath R. Byrd
Name: Heath R. Byrd
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS / GRANTORS:
AM GA, LLC
AM REALTY GA, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
ECHOPARK AUTOMOTIVE, INC.
ECHOPARK NC, LLC
ECHOPARK REALTY TX, LLC
ECHOPARK SC, LLC
ECHOPARK TX, LLC
EP REALTY NC, LLC
EP REALTY SC, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SAN BRUNO, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
ONTARIO L, LLC
PHILPOTT MOTORS, LTD.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS / GRANTORS, continued:
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI AM FLORIDA, LLC
SAI ATLANTA B, LLC
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI CLEVELAND N, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS T, LLC
SAI COLUMBUS VWK, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI DS, LLC
SAI DS REALTY TX, LLC
SAI FAIRFAX B, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GA HC1, LLC
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI ORLANDO CS, LLC
SAI PEACHTREE, LLC
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS / GRANTORS, continued:
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI ROCKVILLE L, LLC
SAI S. ATLANTA JLR, LLC
SAI STONE MOUNTAIN T, LLC
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TYSONS CORNER H, LLC
SAI VA HC1, INC.
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – CADILLAC D, L.P.
SONIC – DENVER T, INC.
SONIC – FORT WORTH T, L.P.
SONIC – HOUSTON V, L.P.
SONIC - INTEGRITY DODGE LV, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LS, LLC
SONIC – LUTE RILEY, L.P.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – RICHARDSON F, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE AVIATION, LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS / GRANTORS, continued:
SONIC DIVISIONAL OPERATIONS, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SONIC-BUENA PARK H, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC - HARBOR CITY H, INC.
SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.
SONIC-VOLVO LV, LLC
SRE ALABAMA-2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA – 1, LLC
SRE CALIFORNIA–2, LLC
SRE CALIFORNIA – 3, LLC
SRE CALIFORNIA – 5, LLC
SRE CALIFORNIA – 6, LLC
SRE CALIFORNIA – 7 SCB, LLC
SRE CALIFORNIA – 8 SCH, LLC
SRE CALIFORNIA – 9 BHB, LLC
SRE CALIFORNIA 10 LBB, LLC
SRE COLORADO – 1, LLC
SRE COLORADO – 2, LLC
SRE COLORADO – 3, LLC
SRE COLORADO – 4 RF, LLC
SRE COLORADO – 5 CC, LLC
SRE FLORIDA – 1, LLC
SRE GEORGIA 4, LLC
SRE HOLDING, LLC
SRE MARYLAND - 1, LLC
SRE NEVADA-2, LLC
SRE NORTH CAROLINA – 2, LLC
SRE NORTH CAROLINA – 3, LLC
SRE OHIO 1, LLC
SRE OHIO 2, LLC
SRE OKLAHOMA-2, LLC
SRE SOUTH CAROLINA-2, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS / GRANTORS, continued:
SRE SOUTH CAROLINA – 3, LLC
SRE SOUTH CAROLINA – 4, LLC
SRE TENNESSEE – 1, LLC
SRE TENNESSEE – 2, LLC
SRE TENNESSEE – 3, LLC
SRE TENNESSEE 6, LLC
SRE TENNESSEE-4, LLC
SRE TENNESSEE-5, LLC
SRE TENNESSEE 7, LLC
SRE TEXAS – 1, L.P.
SRE TEXAS – 2, L.P.
SRE TEXAS – 3, L.P.
SRE TEXAS – 4, L.P.
SRE TEXAS – 5, L.P.
SRE TEXAS – 6, L.P.
SRE TEXAS – 7, L.P.
SRE TEXAS – 8, L.P.
SRE TEXAS 10, LLC
SRE TEXAS 11, LLC
SRE TEXAS 12, LLC
SRE TEXAS 13, LLC
SRE TEXAS 14, LLC
SRE TEXAS 15, LLC
SRE TEXAS 9, LLC
SRE VIRGINIA – 1, LLC
SRE VIRGINIA – 2, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
TTRE CO 1, LLC
WINDWARD, INC.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Denise Jones
Typed Name: Denise Jones
Typed Title: Senior Vice President

BANK OF AMERICA, N.A.,
as Revolving Administrative Agent
(as collateral agent under the Loan Documents)
By: /s/ Denise Jones
Typed Name: Denise Jones
Typed Title: Senior Vice President

LENDERS:

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer and as a Lender
By: /s/ David T. Smith
Typed Name: David T. Smith
Typed Title: Senior Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender
By: /s/ Michele Nowak
Typed Name: Michele Nowak
Typed Title: Credit Director, National Accounts

BMW FINANCIAL SERVICES NA, LLC,
as a Lender
By: /s/ Thomas Rumfola
Typed Name: Thomas Rumfola
Typed Title: GM, Commercial Finance Credit
By: /s/ Alexander Calcasola
Typed Name: Alexander Calcasola
Typed Title: Commercial Credit Manager

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender
By: /s/ Gerald Jules
Typed Name: Gerald Jules
Typed Title:  National Manager, National Accounts

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Adam Sigman
Typed Name: Adam Sigman
Typed Title: Executive Director

COMERICA BANK, as a Lender
By: /s/ Coby McGee
Typed Name: Coby McGee
Typed Title:  Portfolio Manager

VW CREDIT, INC., as a Lender
By: /s/ Robb Nerdin
Typed Name: Robb Nerdin
Typed Title: Senior Manager

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Katherine Taylor
Typed Name: Katherine Taylor
Typed Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an L/C Issuer
By: /s/ Chad McNeill
Typed Name: Chad McNeill
Typed Title: Vice President

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

WORLD OMNI FINANCIAL CORP., as a Lender
By: /s/ Marc Einorn
Typed Name: Marc Einhorn
Typed Title: Vice President Credit Administration

CAPITAL ONE, N.A., as a Lender
By: /s/ Jeff Edge
Typed Name: Jeff Edge
Typed Title: Senior Vice President

MASSMUTUAL ASSET FINANCE LLC,
as a Lender
By: /s/ Donald Buttler
Typed Name: Donald Buttler
Typed Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Krutesh Trivedi
Typed Name: Krutesh Trivedi
Typed Title: Senior Vice President

TD BANK, N.A., as a Lender
By: /s/ Judy C. Johnson
Typed Name: Judy C. Johnson
Typed Title: VP Market Credit Manager, Major Accounts

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)

SCHEDULE 2.01
COMMITMENTS AND
APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Mercedes-Benz Financial Services USA LLC	$53,000,000.00	21.588594705%
BMW Financial Services NA, LLC	$43,000,000.00	17.515274949%
Toyota Motor Credit Corporation	$27,000,000.00	10.997963340%
Bank of America, N.A.	$26,000,000.00	10.590631365%
JPMorgan Chase Bank, N.A.	$17,500,000.00	7.128309572%
Comerica Bank	$17,000,000.00	6.924643585%
VW Credit, Inc.	$15,000,000.00	6.109979633%
U.S. Bank National Association	$12,000,000.00	4.887983707%
Wells Fargo Bank, National Association	$10,000,000.00	4.073319756%
World Omni Financial Corp.	$7,000,000.00	2.851323829%
Capital One, N.A.	$4,500,000.00	1.832993890%
MassMutual Asset Finance LLC	$4,500,000.00	1.832993890%
PNC Bank, National Association	$4,500,000.00	1.832993890%
TD Bank, N.A.	$4,500,000.00	1.832993890%
Total	$245,500,000.00	100.000000000%

SCHEDULE 2.01
TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)